Supplement dated July 23, 2021
to the Flexible Premium Variable Annuity
Prospectuses listed below, each dated May 1, 2021
Issued by Integrity Life Insurance Company
through its Separate Account I

AnnuiChoice® II (includes AnnuiChoice)
Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to July 15, 2001; only version sold in Oregon); Pinnacle IV (July 16, 2001 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)
Pinnacle V (post 1-1-12)

This supplement provides new and additional information beyond that contained in the prospectuses identified above and should be read in conjunction with those prospectuses. The changes described in the supplement apply to certain Portfolios available through the Variable Account Options of the variable annuity contracts issued by Integrity Life Insurance Company. Please retain this supplement for future reference.

•In Appendix G – Total Annual Portfolio Operating Expense Table – the fee and expense information related to the Morgan Stanley VIF Emerging Markets Debt Portfolio, Class II (the “Fund”) is replaced with the following current fee and expense information for the Fund:

Total Annual Portfolio Operating Expense Table

Portfolio	Management Fees	12b-1 Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses	Contractual Fee Waivers/ Reimbursements	Total Annual Expenses after Fee Waivers/ Reimbursements
Morgan Stanley VIF Emerging Markets Debt, Class II 15	0.75%	0.25%	0.40%	N/A	1.40%	0.25%	1.15%
15     The Fund’s distributor has agreed to waive 0.20% of the 0.25% 12b-1 fee that it may receive. The Fund’s adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15%. Each of the fee waivers and/or expense reimbursements will continue through at least June 30, 2022 or until such time as the Fund’s board of directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. Contractual Fee Waivers/Reimbursements and Total Annual Expenses after Fee Waivers/Reimbursement have been restated to reflect the current expense limitation arrangement.

•In Part 3 – Your Investments Options, the last sentence in the first paragraph under the section titled “The Variable Account Options—BlackRock Variable Series Funds” is deleted in its entirety and replaced with the following:
BlackRock (Singapore) Limited, located at 20 Anson Road, #18-01, 079912 Singapore, is a sub-advisor to the BlackRock High Yield V.I. Fund and BlackRock Global Allocation V.I. Fund.

For more information about the Fund, including the risks of investing, refer to the Fund’s prospectus. For a prospectus, contact our offices in writing at Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-325-8583.
IL-79-17100-2107